                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints JOHN P. JONES III or JOHN R. OWINGS or W. DOUGLAS BROWN, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a Registration Statement for the registration of up to $1,000,000,000 aggregate principal amount of debt securities, preferred stock, depositary shares, common stock, and warrants of Air Products and Chemicals, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                                     TITLE                               DATE
        ---------                                     -----                               ----
  /s/ John P. Jones III              Director and Chairman of the Board (Principal   20 November 2003
--------------------------           Executive Officer)
    John P. Jones III


   /s/ Mario L. Baeza                Director                                        20 November 2003
--------------------------
     Mario L. Baeza


 /s/ Michael J. Donahue              Director                                        20 November 2003
--------------------------
   Michael J. Donahue


 /s/ Ursula F. Fairbairn             Director                                        20 November 2003
--------------------------
   Ursula F. Fairbairn


   /s/ W. Douglas Ford               Director                                        20 November 2003
--------------------------
     W. Douglas Ford


/s/ Edward E. Hagenlocker            Director                                        20 November 2003
--------------------------
  Edward E. Hagenlocker


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

        SIGNATURE                                     TITLE                               DATE
        ---------                                     -----                               ----
  /s/ James F. Hardymon              Director                                        20 November 2003
--------------------------
    James F. Hardymon


   /s/ Terrence Murray               Director                                        20 November 2003
--------------------------
     Terrence Murray


  /s/ Charles H. Noski               Director                                        20 November 2003
--------------------------
    Charles H. Noski


   /s/ Paula G. Rosput               Director                                        20 November 2003
--------------------------
     Paula G. Rosput


 /s/ Lawrason D. Thomas              Director                                        20 November 2003
--------------------------
   Lawrason D. Thomas


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